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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Wave Systems Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 21, 2004

TO THE STOCKHOLDERS OF WAVE SYSTEMS CORP.:

        Notice is hereby give that the 2004 Annual Meeting of Stockholders of Wave Systems Corp. (the "Company") will be held at 4 p.m. on Monday, June 21, 2004 at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York, for the following purposes:

  1.
  To re-elect John E. Bagalay, Jr., Nolan Bushnell, George Gilder, John E. McConnaughy, Jr. and Steven Sprague as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

  2.
  To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 15,500,000 to 20,500,000;

  3.
  To ratify the action of the Board of Directors in amending the 1994 Non-Employee Directors Stock Option Plan, as amended, to extend the termination date thereof from January 18, 2004 to January 18, 2009;

  4.
  To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 27, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

                      By Order of the Board of Directors,

                      Gerard T. Feeney
                       Secretary

Lee, Massachusetts
April 28, 2004

YOUR VOTE IS IMPORTANT

If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope.

WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 21, 2004

General

        This Proxy Statement is being furnished to the holders of the common stock, $.01 par value per share (the "Common Stock") of Wave Systems Corp., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the 2004 Annual Meeting of Stockholders to be held on, June 21, 2004 (the "Annual Meeting") commencing at 4 p.m., at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting are described below in this Proxy Statement.

        The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is May 21, 2004.

Voting Rights and Votes Required

        Only stockholders of record at the close of business on April 27, 2004 will be entitled to notice of, and to vote at, the Annual Meeting. As of such record date, the Company had outstanding 67,133,415 shares of Class A Common Stock and 205,725 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of Common Stock held on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. Shares of Common Stock present in person, or represented by proxy (including shares of Common Stock, which abstain or do not vote, with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

        The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. The affirmative vote of a majority of the total votes present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the proposals to approve the amendments to the 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder, and to extend the termination date of the 1994 Non-Employee Directors Stock Option Plan.

        Abstentions with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect on the outcome. Abstentions with regard to the amendments to the 1994 Employee Stock Option Plan and the 1994 Non-Employee Directors Plan will be treated as shares of Common Stock that are present and entitled to vote for purposes of determining the number of shares of Common Stock present and entitled to vote with respect to those particular matters, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on either of those matters will have the same legal effect as a vote against such matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, including the proposals to amend the 1994 Employee Stock Option Plan and/or the 1994 Non-Employee Directors Plan, those shares of Common Stock will not be considered as present and entitled to vote with respect to such matter.

        The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing, or voting in person at the meeting.

        STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

        The Company's Annual Report, including financial statements for the fiscal year ended December 31, 2003, has been mailed to stockholders concurrent with the mailing of this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information about securities authorized for issuance under the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	10,490,050	$4.60	2,777,903
The Company's equity compensation plans not approved by security holders	149,365	2.68	—

Total Company plans	10,639,415	$4.57	2,777,903
Wavexpress equity compensation plans not approved by security holders(1)	1,315,062	$1.21	1,157,161

(1)
The Wavexpress equity compensation plan provides grants of options to purchase shares of Wavexpress common stock. Accordingly, the Wavexpress equity plans have no dilutive effect on the existing shareholders of Wave.

        The Company's equity compensation plans not approved by security holders are comprised of the following:

        In connection with an agreement that the Company entered into with nClose, Inc., an outside software development firm, the Company issued a warrant to purchase 30,000 shares of Class A Common Stock at an exercise price of $1.00 per share, pursuant to an individual compensation plan with nClose. No additional warrants are required to be granted pursuant to the individual compensation plan for nClose. The warrant is currently exercisable and expires on January 2, 2009.

        In connection with a software development agreement that the Company entered into with Archon Technologies, Inc. ("Archon"), the Company issued to Archon a warrant to purchase 50,000 shares of Class A Common Stock at $3.48 per share, pursuant to an individual compensation plan with Archon

(the "Archon Plan"). The warrant became exercisable on November 9, 2002, and expires on November 9, 2007. No additional warrants are required to be granted pursuant to the Archon Plan.

        A director of Wavexpress, Inc., a joint venture between the Company and Sarnoff Corporation, was granted a warrant to purchase 10,000 shares of Class A Common Stock at $10.00 per share, pursuant to an individual compensation plan with the director, upon acceptance of an offer to serve on Wavexpress' board. This warrant is currently exercisable and expires on August 24, 2004. No additional warrants are required to be granted pursuant to this individual compensation plan.

        As a result of the successful placement of 350 shares of Series B preferred stock, a consultant from Digital Media Group, Inc. ("Digital Media") was issued a warrant by the Company to purchase 15,000 Class A Common Stock at a price of $3.09 per share, pursuant to an individual compensation plan with Digital Media (the "Digital Media Plan"). No additional warrants are required to be granted pursuant to the Digital Media Plan. This warrant is currently exercisable and expires on March 1, 2006.

        The following table sets forth certain information concerning the beneficial ownership of the Company's Class A and Class B Common Stock as of April 1, 2004 (except as otherwise noted) by (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Class A or Class B Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of the Company. Holders of Class B Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, except that holders of Class B Common Stock will have five votes per share in cases where one or more directors are nominated for election by persons other than the Company's Board of Directors and where there is a vote on any merger, consolidation or other similar transaction, which is not recommended by the Company's Board of Directors. In addition, holders of Class B Common Stock will have five votes per share on all matters submitted to a vote of the stockholders in the event that any person or group of persons acquires beneficial ownership of 20% or more of the outstanding voting securities of the Company. Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis at the option of the holder.

Beneficial Owner(1)	Number of Shares of Class A Common Stock Owned(2)	Percent of Class	Number of Shares of Class B Common Stock Owned	Percent of Class	Percent of All Outstanding Common Stock(3)
Steven Sprague(4)	2,116,160	3.0	42,102	20.5	3.0
John E. Bagalay, Jr.(5)	136,000	*	0	*	*
Nolan Bushnell(6)	52,000	*	0	1.0	*
George Gilder(7)	218,000	*	2,000	*	*
John E. McConnaughy, Jr.(8)	177,250	*	0	*	*
Gerard T. Feeney(9)	845,000	1.2	0	*	1.2
All executive officers and directors as a group (6 persons)(10)	3,544,410	5.0	44,102	21.5	5.1

*
Less than one percent.

(1)
Each individual or entity has sole voting and investment power, except as otherwise indicated.

(2)
Includes shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

(3)
In circumstances where the Class B Common Stock has five votes per share, the percentages of total voting power would be as follows: Steven Sprague, 3.2%; John E. Bagalay, Jr., less than 1%;

  Nolan Bushnell, less than 1%; George Gilder, less than 1%; John E. McConnaughy, Jr., less than 1%; Gerard T. Feeney, 1.2%, and all Executive Officers and directors as a group, 5.2%.

(4)
Includes 1,762,006 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days. Also includes 37,102 shares of Class B Common Stock held in trust for the benefit of Mr. Steven Sprague's family, and for which Mr. Steven Sprague is a trustee, 7,000 shares of Class A Common Stock held jointly by Mr. Sprague and his spouse, Judith Sprague and 223,500 shares of Class A Common Stock beneficially owned by Mr. Sprague through a limited partnership under which Mr. Sprague shares voting and investment rights with Mr. Peter J. Sprague, Chairman and CEO of Wavexpress and other members of Mr. Sprague's immediate family. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(5)
Includes 132,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(6)
Includes 52,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(7)
Includes 212,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(8)
Includes 50,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(9)
Includes 745,000 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(10)
Includes 2,953,006 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the Annual Meeting, five directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is the name and age of each nominee, their position with the Company, if any, the year in which each first became a director, the principal occupation and employment of each over the last five years and other directorships, if any. Each nominee is currently a director of the Company.

The Board of Directors recommends that the Stockholders vote "FOR" the election of each of the nominees.

Information Regarding the Nominees for Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
John E. Bagalay, Jr., Ph.D.(1)(2)(3)(4)	70	Chairman of the Company since March 2003; Director of Special Projects in the Life Sciences at the Boston University Technology Commercialization Institute since November 2003; Senior Advisor to the Chancellor of Boston University from January 1998 to November 2003; Chief Operating Officer of Eurus Technologies, Inc., from January 1999 to December 1999 and Chief Financial Officer of Eurus International, Limited (formerly known as Eurus Technologies, Inc.) since January 1999; President and CEO of Cytogen Corporation from January 1998 to January 1999 and Chief Financial Officer from October 1997 to September 1998; former General Counsel of Lower Colorado River Authority, Texas Commerce Bancshares, Inc. and Houston First Financial Group; Director of Cytogen Corporation, Decorize, Inc. and several privately held companies. Mr. Bagalay's term as director expires in 2004.	1993
Nolan Bushnell(3)	61	Chairman and Chief Executive Officer of uWink, Inc. since December 1999, where he is involved in the development of streaming media distribution models for Internet entertainment. Mr. Bushnell's term as director expires in 2004.	1999
George Gilder(4)	64
		Chairman of the Executive Committee of the Company since 1996; Senior Fellow at the Discovery Institute in Seattle, Washington; author of several books, including Life After Television, Microcosm, The Spirit of Enterprise, Wealth and Poverty and most recently Telecosm; contributing editor to Forbes Magazine; Chairman of Gilder Technology Group, Inc. (publisher of monthly technology reports); former chairman of the Lehrman Institute Economic Roundtable; former Program Director for the Manhattan Institute; recipient of White House award for Entrepreneurial Excellence from President Reagan. Mr. Gilder's term as director expires in 2004.	1993

John E. McConnaughy, Jr.(1)(2)(3)(4)(5)	75	Chairman and Chief Executive Officer of JEMC Corporation; Director of Levcor International, Inc., Overhill Farms, Inc. and Consumer Portfolio Services, Inc. Mr. McConnaughy is also Chairman of the Board of Trustees of the Strang Clinic and the Chairman Emeritus of the Board of the Harlem School of the Arts. Mr. McConnaughy's term as director expires in 2004.	1988
Steven Sprague	40	President and Chief Executive Officer of the Company since March 2000; President and Chief Operating Officer of the Company from May 1996 to March 2000; Chief Executive Officer of Wavexpress from July 2001 until March 2003, Chairman of the Board of Directors of Wavexpress, from October 1999 until March 2003, director of Wavexpress and Vice President and director of Specialty Broadcast Networks, Inc.	1997

Biographical Information Regarding Executive Officer Who Is Not a Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Officer Since
Gerard T. Feeney	45	Secretary of the Company since February 1999; Senior Vice President of Finance and Administration and Chief Financial Officer of the Company since June 1998; Vice President of Finance and Operations and Chief Financial Officer of Xionics Document Technologies, Inc., from 1991 to 1998.	1998

(1)
Member of Nominating Committee.

(2)
Member of Compensation Committee.

(3)
Member of Audit Committee.

(4)
Member of Executive Committee.

(5)
Independent Audit Committee financial expert.

Involvement in Certain Legal Proceedings

        Mr. McConnaughy was the Chairman of the Board of the Excellence Group, LLC, which filed a petition for Bankruptcy under Chapter 11 of the U.S. Federal bankruptcy laws in January 1999. The Excellence Group's subsidiaries produced labels for a variety of customers.

The Board of Directors and Its Committees

        The Board of Directors met eight times during 2003. None of the directors attended fewer than seventy-five percent (75%) of the aggregate of the Board of Directors' meetings and the meetings of Board Committees on which he served. The Board Committees include a separately designated standing Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. The Company strongly encourages each director to attend the Annual Meeting. Four of the Company's directors attended the 2003 Annual Meeting of Stockholders.

  Audit Committee

        The members of the Audit Committee are Messrs. McConnaughy, Bagalay and Bushnell, each of whom is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Board of Directors has determined that the Audit Committee has at least one financial expert. Mr. McConnaughy is a financial expert and is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 2003, the Audit Committee held eight meetings.

  Compensation Committee

        The members of the Compensation Committee are Messrs. McConnaughy and Bagalay. The Compensation Committee administers the Company's stock option plans, reviews and recommends compensation levels of the Company's executive officers. In 2003, the Compensation Committee held one meeting.

  Nominating Committee

        The members of the Nominating Committee are Messrs. Bagalay and McConnaughy, each of whom is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Nominating Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meetings and candidates to fill Board vacancies. The procedures for identifying potential candidates include soliciting recommendations from the Board of Directors as well as from other sources familiar with the Company's industry and then researching the background and experience of such recommendations. The Nominating Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. Stockholders should send recommendations of candidates for nomination for the 2005 slate of directors, in writing, no later than December 31, 2004, to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238. Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The Nominating Committee evaluates nominees made by stockholders the same way it does any other nominees, as described above. The Nominating Committee has a charter. The charter can be found on the Company's Internet website at www.wave.com. The submission also should include a statement of the candidate's business experience and other business affiliations. In 2003, the Nominating Committee held one meeting.

  Communications with the Board of Directors

        Stockholders may send communications to the Board of Directors by mail to the Chairman of the Board, c/o Wave Systems Corp., 480 Pleasant Street, Lee, Massachusetts 01238. Each communication will then be presented to the entire Board of Directors at the next meeting of the Board of Directors.

  Executive Committee

        The members of the Executive Committee are Messrs. Bagalay, Gilder and McConnaughy. The Executive Committee assists the Chairman of the Company in the absence of a meeting of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 2003, the Executive Committee held no meetings.

Director Compensation

        Under the Company's compensation arrangement for its directors, each director who is not an employee of the Company received cash compensation of $30,000 for serving on the Board of Directors in 2003 and was paid $1,000 for each meeting attended. In addition, each director who served on the Audit and/or Compensation Committees received an additional $5,000 for each committee upon which he served. The Chairman of the Board of Directors received an additional $15,000, over and above his director and committee fees for serving in such capacity for 2003.

        Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an initial grant of options to purchase 12,000 shares of Class A Common Stock at the time the director is appointed to the Board of Directors and an annual grant to purchase 10,000 shares of Class A Common Stock at fair market value upon re-election after the annual meeting of the stockholders. Options granted pursuant to the Non-Employee Directors Stock Option Plan vest the day following the grant, and terminate upon the earliest to occur of (i) three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee and (iii) ten years after the date of grant. If there is a change of control of the Company, all outstanding stock options will become immediately exercisable. Each director was granted options to purchase 10,000 shares of the Company's Class A Common Stock, under the Non-Employee Directors Stock option plan during 2003.

AUDIT COMMITTEE REPORT

        The audit committee is governed by a written charter adopted by the Board of Directors.

Report to Stockholders

        The Audit Committee met with members of the Company's management team and independent auditors to review and discuss the audited financial statements, as well as the unaudited quarterly financial statements. The Audit Committee received from the independent auditors, disclosures regarding the auditors' independence required by Independence Standard No. 1. In addition, the Audit Committee discussed with the auditors the auditors' independence and other matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing meetings and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

  Audit Fees

        Aggregate fees billed to the Company for the annual audit and the quarterly reviews of the consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 totaled $206,333 and $209,790, respectively.

  Audit-Related Fees

        Aggregate fees billed to the Company for services rendered by the Company's independent accountants for audit-related services for calendar year 2003 were $79,567 and $86,200 for calendar year 2002. Audit-related services consisted of audits of the financial statements of the Company's employee benefit plans, review of registration statements and amended Form 10-Q and Form 10-K filings, issuance of consents and accounting advice and assistance with the Company's SEC response letter. All audit-related services were approved in advance by the Company's audit committee.

  Tax Services

        Fees for tax services billed to the Company by its independent auditors totaled $26,850 for the calendar year 2003 and $30,600 for calendar year 2002. Tax services consisted of completion of the Company's federal and state tax returns. All tax services were approved in advance by the Company's audit committee.

  All Other Fees

        There were no other services provided by the independent auditors.

        The Audit Committee's policies and procedures with respect to all services provided by its independent auditors require pre-approval of such services pursuant to a written engagement letter. Services may not commence until such an engagement letter is signed by the chairman of the Audit Committee, or alternatively approved by a quorum of the Audit Committee.

        The Audit Committee believes that the provision of non-audit services during the 2003 fiscal year does not affect the accountants' ability to maintain independence with respect to the Company.

Audit Committee
John E. McConnaughy John E. Bagalay Jr. Nolan Bushnell

EXECUTIVE COMPENSATION

  Summary Compensation Table

        The following table sets forth information with respect to the compensation paid or awarded by the Company to the Chief Executive Officer and the other executive officers whose cash compensation exceeded $100,000. (collectively, the "Named Executive Officers") for services rendered in all capacities during 2003, 2002 and 2001.

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Number of Shares Underlying Options(#)
	Year	Salary($)	Bonus($)
Steven Sprague(1) President and Chief Executive Officer	2003 2002 2001	250,000 250,000 250,000	200,000 161,500 175,000	225,000 252,500 250,000
Gerard T. Feeney(2) Senior Vice President, Chief Financial Officer and Secretary	2003 2002 2001	185,000 185,000 185,000	281,399 102,000 105,000	135,000 150,000 150,000

(1)
Mr. Steven Sprague was elected President and Chief Executive Officer of the Company on June 26, 2000. Previously, Mr. Sprague was President and Chief Operating Officer of the Company from May 23, 1996 until he was elected Chief Executive Officer.

(2)
Mr. Gerard T. Feeney was hired as Senior Vice President, Finance and Administration and Chief Financial Officer on June 8, 1998 and was elected Secretary on February 25, 1999. Mr. Feeney's bonus of $281,399 that was paid in 2003 was used to pay off his outstanding loan with the Company.

  Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2003, by the Company to the Named Executive Officers.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
	Number of Shares Underlying Options Granted(#)
		% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share)	Expiration Date
					5%($)	10%($)
Steven Sprague	225,000	10%	$1.00	2/13/13	141,501	358,592
Gerard T. Feeney	135,000	6%	$1.00	2/13/13	84,901	215,155

(1)
The potential realizable value of the options reported above was calculated by assuming 5% and 10% compounded annual rates of appreciation of the Common Stock from the date of grant of the options until the expiration of the options, based upon the market price on the date of grant. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Common Stock.

  Fiscal Year-End Option Value Table

        The following table sets forth information regarding the aggregate number and value of options held by the Named Executive Officers as of December 31, 2003, and the aggregate number and value of options exercised by the Named Executive Officers during 2003.

			Number of Shares Underlying Unexercised Options at December 31, 2003(#)		Value of Unexercised In-The-Money Options at December 31, 2003(1)
Name	Shares Acquired on Exercise	Value Received(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven Sprague	150,000	$364,181	1,520,340	476,665	$85,614	$144,367
Gerard T. Feeney	-0-	-0-	600,000	285,000	-0-	86,400

(1)
The last reported bid price for the Company's Class A Common Stock on December 31, 2003 was $1.64 per share. Value is calculated on the basis of the difference between the respective option exercise prices and $1.64, multiplied by the number of shares of Common Stock underlying the respective options.

  Employment Contracts

        Since November 1998, the Company has had an employment agreement with Steven Sprague that provides that Mr. Sprague shall serve as President and Chief Executive Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Sprague will be paid a minimum base salary of $185,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The Board of Directors increased Mr. Sprague's base salary to $250,000 on March 25, 2000. The employment agreement also provides that Mr. Sprague will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. The incentive portion of the bonus is based on proper execution of the role of President and Chief Executive Officer. See "Report of the Compensation Committee—Base Salaries and Bonuses for 2003." In the event that Mr. Sprague's employment is terminated without cause or in certain other circumstances, Mr. Sprague will be paid a lump sum in an amount equal to three (3) years' annual base salary then in effect, and continue health insurance and other benefits for a period equal to the remaining Term of Employment then in effect. This employment agreement also contains a two-year post termination covenant not to compete.

        Since June 1998, the Company also has had an employment agreement with Gerard T. Feeney that provides that Mr. Feeney shall serve as Senior Vice President, Finance and Administration and Chief Financial Officer of the Company for consecutive one- year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Feeney will be paid a minimum base salary of $160,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The Board of Directors increased Mr. Feeney's base salary to $185,000 on January 1, 2000. The employment agreement also provides that Mr. Feeney will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. The incentive portion of the bonus is based on proper execution of the role of Chief Financial Officer. See "Report of the Compensation Committee—Base Salaries and Bonuses for 2003." In the event that Mr. Feeney's employment is terminated without cause or in certain other circumstances, Mr. Feeney will be paid a lump sum in an amount equal to one year's annual base salary then in effect, and a guaranteed portion of bonus, benefits and similar relocation package. However, in the event Mr. Feeney secures employment elsewhere during the one-year period subsequent to termination, severance pay will stop once employment has begun with the new employer. In addition, Mr. Feeney's options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. This employment agreement also contains a two-year post termination covenant not to compete.

Compensation Interlocks and Insider Participation

        None of the members of the Compensation Committee of the Company were, or are, officers or employees of the Company, nor was any executive officer of the Company a director or member of the compensation committee of any entity, of which an executive officer or director of such entity served on the Compensation Committee or as a director of the Company. None of the members of the Compensation Committee of the Company had, or have, any relationship with the Company, which would require disclosure under "Certain Relationships and Related Transactions" herein.

Report of the Compensation Committee

General

        The Compensation Committee of the Board of Directors is comprised of non-employee directors. The current members of the Compensation Committee are Messrs. McConnaughy and Bagalay. The Compensation Committee reviews and recommends to the Board of Directors compensation levels for the Company's executive officers, and administers the Company's stock option plans including the awarding of grants thereunder.

Compensation Philosophy

        The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the Company's overall success. The Company attempted to accomplish this goal by offering contractual compensation at the time the executives were hired that was competitive in the security, software and services industries, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders. The Company has not made such comparisons to the other companies in their industry when evaluating compensation levels since the executives were hired.

Forms of Compensation

        The Company provides its executive officers with a compensation package consisting of base salary, fixed and incentive bonuses and participation in benefit plans generally available to other employees. In setting the incentive portion of the compensation, the Compensation Committee considers individual performance and the financial position of the Company. When the fixed portion of the compensation was set in 1998, the Compensation Committee considered market information regarding compensation paid by other emerging companies in the Company's industry. The Compensation Committee has not made such comparisons since the fixed portions of the compensation were set.

        Base Salary.    Salaries for the Company's executive officers were initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the Company's industry for individuals of similar education and background to the executive officers being recruited. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on the Compensation Committee's determination that the individual's level of contribution to the Company has increased since their salary had last been reviewed.

        Bonuses.    According to the employment contracts with both the Chief Executive Officer and Chief Financial Officer, the annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. The incentive portion of the bonus is based on proper execution of the role of each officer. Incentive bonus payments to employees other than the Chief Executive Officer are determined subjectively by the Compensation Committee, in consultation with the Chief Executive Officer, based on the employee's performance of his or her responsibilities. The incentive bonus is not based on the Company's financial performance nor are there any stated objectives or stipulations that the employee must meet. The Compensation Committee also looks at the Company's available funds. The Chief Executive Officer's incentive bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

        Long-Term Incentives.    Longer-term incentives are provided through the Company's stock option plans, which reward executives and other employees through the growth in value of the Company's Common Stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at an exercise price equal to the market price of the Company's Common Stock on the date of grant and will provide value to the executive officers only when the market price of the Common Stock increases over the exercise price.

        The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") since the Company has not and does not currently anticipate paying cash compensation in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code.

        Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting future loans to officers and directors.

  Base Salaries and Bonuses for 2003

        As part of the Company's compensation policy, the Company awarded the following bonuses to the Named Executive Officers: $200,000 to Mr. Steven Sprague, President and Chief Executive Officer, comprised of a fixed bonus portion of $125,000 and an incentive bonus portion of $75,000; and $281,399 to Mr. Gerard T. Feeney, Senior Vice President, Chief Financial Officer and Secretary, which was awarded to Mr. Feeney to be used by Mr. Feeney to pay an outstanding loan to the Company. The loan was extended to Mr. Feeney prior to the enactment of the Sarbanes-Oxley Act of 2002. The bonus was granted to Mr. Feeney at the time that the loan became due, so that he could use the bonus to pay off the loan. (see Certain Relationships and Related Transactions—Loans Receivable from Director/Officers)

Compensation of the Chief Executive Officer

        The Chief Executive Officer received a base salary of $250,000 and a $125,000 fixed portion of a bonus, which was set in his 1998 employment contract, and later adjusted by the Board of Directors. An incentive bonus for $75,000 was paid to the Chief Executive Officer based on his success in developing customer relations that had not existed in the past. The Chief Executive Officer received a grant of 225,000 options which was less than the prior year's stock option grants for a similar level of performance by the Company. The Compensation Committee believes that Chief Executive Officer's compensation was appropriately based upon his performance.

Respectfully submitted,
Compensation Committee
John E. McConnaughy, Jr. John E. Bagalay, Jr.

Certain Relationships and Related Transactions

Loans Receivable from Director/Officers

        The Company had outstanding loans receivable from officers and former officers totaling $1,277,860, less a reserve for uncollectibility of $999,518 for a net balance of $278,342 as of December 31, 2002. Some of the loans, as indicated below were extended beyond their original terms by one year. These loans and extensions thereon, were granted to the officers, prior to the enactment of the Sarbanes-Oxley Act of 2002, to allow them to satisfy certain personal financial obligations that would otherwise have required them to liquidate some of their holdings of the Company's shares of Common Stock. All loans to officers were paid in full, resulting in a balance of $0 as of December 31, 2003. Details with respect to the officer loans are as follows:

        On March 26, 2001 the Company made a personal loan to Mr. Gerard T. Feeney, Senior Vice President, Chief Financial Officer and Secretary of the Company as evidenced by a demand note for $250,000, which sum was due and payable to the Company on March 26, 2002 and bore interest at a rate per annum equal to 1% over the prime interest rate. Interest on the loan accrued monthly and was payable at maturity. The terms of the loan were substantially equivalent to market terms at that time. The due date of the demand note was subsequently extended until March 26, 2003. As of March 26, 2003 the loan balance, including accrued interest thereon was $281,399. On March 27, 2003, the Compensation Committee approved a bonus in an amount equal to Mr. Feeney's obligations with respect to such loan and accrued interest. Proceeds of this bonus were used to repay the loan and all interest accrued on such loan. The bonus was granted during the year so that Mr. Feeney could repay his loan, rather than at fiscal year-end when bonuses are usually awarded. The factors used in granting this bonus were the amount of the loan, the ability to repay the loan and the impact that non-repayment of the loan would have on Mr. Feeney's abilities to fulfill his duties for the Company. The Company will no longer award bonuses to executive officers or directors in order for them to repay outstanding loans because there are no outstanding loans to any current executive officers or directors and the Sarbanes-Oxley Act of 2002 prohibits any future such loans. The largest aggregate amount outstanding with respect to indebtedness of Mr. Feeney during the year ended December 31, 2003 was $281,399.

        Also during 2001, the Company made personal loans to Mr. Peter J. Sprague, former Chairman of the Company and father of the Company's Chief Executive Officer, Steven Sprague, as evidenced by demand notes for $713,320 dated February 27, 2001, $184,500 dated July 25, 2001 and $164,000 dated September 5, 2001 for a total of $1,062,000. These demand notes carried terms of one year and bore interest at a rate per annum equal to 1% over the prime rate of interest. Interest on the loans accrued monthly and was payable at maturity. The terms of the loans were substantially equivalent to market terms at that time. Two of the loans in the amount of $713,320 and $184,500 plus accrued interest came due on February 27, 2002 and July 25, 2002, respectively and were extended for an additional year beyond their original due dates, prior to the enactment of the Sarbanes-Oxley Act of 2002. The remaining loan that had an original face value of $164,319, the balance of which was $174,391 including accrued interest, came due in September 2002. On November 12, 2002, the Compensation Committee

approved the payment of a bonus that Mr. Sprague used to repay the $164,319 balance of the note plus accrued interest of $10,072. This bonus was granted during the year so that Mr. Sprague could repay his loan, rather than at fiscal year end when bonuses are usually awarded. This bonus was awarded based on the same factors as the bonus awarded to Mr. Feeney. The Company had recorded a reserve for uncollectibility for 100% of the loans that were outstanding as of December 31, 2002, which totaled $999,518, because the Company had determined that there was substantial doubt as to Mr. Sprague's ability to repay the loans. Mr. Sprague resigned as Chairman of the Company as of March 31, 2003 and was appointed Chairman and Chief Executive Officer of Wavexpress. On August 14, 2003, Mr. Sprague repaid the entire balance outstanding as of that date of $1,028,087, consisting of $897,820 in original principal and $130,267 in interest from origination through the date of repayment. Accordingly, the Company reversed the reserve previously established in the amount of $999,518 and recorded interest income of $28,569 in its Statement of Operations for the year ended December 31, 2003. The largest aggregate amount outstanding with respect to indebtedness of Mr. Peter Sprague during the year ended December 31, 2003 was $1,028,087.

        Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting future loans to officers and directors (see "Compensation Committee Report" above).

Specialty Broadcast Networks

        In August 2001, the Company loaned $150,000 to Specialty Broadcast Networks ("SBN") pursuant to an unsecured convertible term note. SBN's business is to create new video and Internet content networks and aggregate this content into commercially viable web sites and interactive networks. The loan was made to SBN to fund initial operations. The largest aggregate amount due the Company under the note during 2003 was $166,254, including accrued interest of $16,254. The Company also entered into a stock purchase agreement pursuant to which the Company acquired a 50% stake in SBN, for a nominal amount. Steven Sprague is a director and executive officer of SBN. The note bears interest at a rate per annum equal to the prime rate and is convertible into shares of SBN common stock. Interest on the note accrues monthly. As of April 1, 2004 the loan balance, including accrued interest thereon was approximately $167,861. The note together with accrued interest is due and payable no later than April 30, 2004. The Company's commitment to make further loans to SBN pursuant to the note expired on February 3, 2002, and the Company has made no further loans to SBN.

Compensation to Related Parties

        In March 2003, Mr. Peter Sprague, the founder and former Chairman of the Company, was appointed Chairman and Chief Executive Officer of Wavexpress. Mr. Sprague was paid $138,750 in 2003 in salary in this capacity. Mr. Peter Sprague is the father of the Company's President and Chief Executive Officer, Steven Sprague.

        On August 1, 1997, Michael Sprague became an employee of the Company, at an annual salary of $110,000. On November 1, 1999 he became an employee of Wavexpress at an annual salary of $120,000 and was paid $143,750, $125,319 and $120,000 for the years ended December 31, 2003, 2002 and 2001, respectively. Michael Sprague is the brother of Steven Sprague and the son of the Company's founder and former Chairman, Peter Sprague.

Performance Graph

        The following line graph compares the Company's cumulative total return to stockholders with the cumulative total return of the Nasdaq Market Value Index and the Computer Related Services SIC Code Index from December 31, 1998 through December 31, 2003. These comparisons assume the investment of $100 on December 31, 1998 and the reinvestment of dividends. The stock performance on the graph is not necessarily indicative of future stock price performance.

Wave Systems Corp.
Comparison of Cumulative Total Return to Stockholders
December 31, 1998 through December 31, 2003

	Wave Systems	Peer Group (SIC Code 7379)	NASDAQ Market
12/31/98	$100.00	$100.00	$100.00
12/31/99	$315.75	$204.35	$176.37
12/31/00	$119.02	$27.02	$110.86
12/31/01	$59.25	$24.11	$88.37
12/31/02	$35.18	$17.30	$61.64
12/31/03	$43.38	$30.14	$92.68

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms.

        Mr. Steven Sprague filed one report on Form 4 in an untimely manner, in connection with several transactions that occurred on August 6, 2003 that were not reported on Form 4 until August 22, 2003. Mr. Gerard T. Feeney filed one report on Form 4 in an untimely manner, in connection with one transaction that occurred on August 5, 2003, that was not reported until August 21, 2003. Mr. Nolan Bushnell filed one report on Form 4 in an untimely manner, in connection with three transactions that occurred on August 19, 2003, that were not reported until April 15, 2004. Other than those described above, based solely upon a review of the copies of such forms furnished to the Company, the Company believes that, with respect to the 2003 fiscal year, all required Section 16(a) filings were made on a timely basis.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN TO
INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK
AUTHORIZED FOR ISSUANCE THEREUNDER FROM 15,500,000 TO 20,500,000

        The Board of Directors adopted on March 11, 2004, subject to approval by the stockholders, an amendment and restatement (the "2004 Amendment") to the Company's 1994 Employee Stock Option Plan (the "1994 Employee Plan"). The 2004 Amendment will increase, by a total of 5,000,000, the number of shares of Class A Common Stock reserved for issuance under the 1994 Employee Plan. The Company has in the past used, and intends to continue to use, stock options as an incentive device to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhance the Company's ability to attract and retain the best available personnel. There are no current plans, proposals or arrangements to award any of these additional options. See Director Compensation and Option Grants in Last Fiscal Year for more information. As of April 1, 2004, options to purchase an aggregate of 3,758,781 shares of Class A Common Stock had been exercised under the 1994 Employee Plan, and options to purchase 9,622,289 shares of Class A Common Stock were outstanding under the 1994 Employee Plan. Accordingly, 2,118,930 shares remained available for future grants under the 1994 Employee Plan as of such date.

        Under the terms of the 1994 Employee Plan, the Company is authorized to grant stock options that qualify as incentive stock options ("ISOs") under Section 422 of the Code and non-qualified stock options ("NQSOs") to salaried officers and other key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries, for up to an aggregate of 15,500,000 shares of Class A Common Stock. See below for a summary of certain features of the 1994 Employee Plan, as amended.

SUMMARY OF THE 1994 EMPLOYEE PLAN, AS AMENDED

        The following summary of material features of the 1994 Employee Plan, as amended is qualified in its entirety by reference to the full text of the 1994 Employee Plan, as amended, a copy of which is attached hereto as EXHIBIT 1.

GENERAL

        The 1994 Employee Plan permits the Company to grant ISOs and NQSOs to salaried officers and other key employees, and terminates on January 1, 2009. No options may be granted after the termination date. The 1994 Employee Plan covers a maximum of 15,500,000 shares of Class A Common Stock, which will be increased to a total of 20,500,000 if the 2004 Amendment is approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares of Class A Common Stock held in the Company's treasury. When an option lapses, expires, terminates or is forfeited, the related shares of Class A Common Stock may be available for distribution in connection with future options. Adjustments may be made in the number of shares of Class A Common Stock reserved under the 1994 Employee Plan, in the option price and in the number of shares of Class A Common Stock subject to stock options, in the event of a merger, reorganization, consolidation, recapitalization or stock dividend, and in the event of certain other changes described in the 1994 Employee Plan, as amended, or any other changes in the Company's corporate structure that affect the Class A Common Stock or has an effect similar to any of the foregoing. No employee may be granted options covering, in the aggregate, more than 500,000 shares of Class A Common Stock in any fiscal year of the Company (subject to adjustment as provided above).

        Because grants under the 1994 Employee Plan, as amended, are discretionary, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees or directors as a group. The number of such options and awards shall be determined by the Compensation Committee, pursuant to the terms of the 1994 Employee Plan, as amended by the 2004 Amendment. It is currently estimated that there are approximately 95 employees eligible to participate in the 1994 Employee Plan, as amended. For information concerning the ownership of options by the Named Executive Officers, see "Executive Compensation" above.

ADMINISTRATION

        The 1994 Employee Plan, as amended, is administered by the Compensation Committee. The Compensation Committee is comprised of directors who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee has the sole and complete discretion, subject to the terms of the 1994 Employee Plan, as amended, to (i) select the individuals from among the eligible employees of the Company and its subsidiaries to whom options may be granted, (ii) determine the type of options to be granted and the terms and conditions of any options granted and (iii) determine the number of shares of Class A Common Stock subject to each option granted. In addition, the Compensation Committee is authorized to interpret the 1994 Employee Plan, as amended, to make and rescind rules and regulations related thereto, and to make all determinations necessary or advisable for the administration of the 1994 Employee Plan, as amended.

STOCK OPTIONS

        Stock options granted under the 1994 Employee Plan, as amended, may be either ISOs or NQSOs. The aggregate fair market value (determined as of the time of the grant of an ISO) of the Class A Common Stock with respect to which ISOs are exercisable for the first time by a single optionee during any calendar year under the Plan and any other stock option plan of the Company may not exceed $100,000.

        The exercise price for stock options shall be determined by the Compensation Committee and shall be set forth in an option agreement entered into with the optionee, provided, however, that the exercise price for an option shall not be less than the fair market value of a share of Class A Common

Stock on the date of grant (110% in the case of an ISO granted to a 10% or more stockholder). On April 1, 2004, the last reported bid price for the Company's Class A Common Stock, was $1.08 per share.

        The Compensation Committee is to specify the time or times at which such options will be exercisable, except that the termination date for any stock option shall not exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% or more stockholder). Options may be exercised within three months following the retirement of an optionee and within twelve months following the death or disability of an optionee; provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto.

        Stock options may be exercised by an optionee in whole or in part by giving notice to the Company and the exercise price therefore may be paid by delivering cash or shares of unrestricted Common Stock having a fair market value equal to the cash exercise price of the options being exercised. Optionees may also utilize a cashless exercise feature that will enable them to exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds. Options granted under the 1994 Employee Plan, as amended, may, at the discretion of the Compensation Committee or the Board of Directors, the right to acquire a reload option (the "Reload Option") to purchase the number of shares of Class A Common Stock tendered by an optionee in exercising a stock option. The exercise price of the Reload Option shall equal the fair market value of the Class A Common Stock on the date of the grant of the Reload Option.

        Stock options are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee's lifetime only by the optionee.

CHANGE OF CONTROL

        In the event of a "Change of Control," as defined in the 1994 Employee Plan, as amended, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

AMENDMENTS

        The Board of Directors may terminate, suspend or amend the 1994 Employee Plan, as amended, provided that such amendment, suspension, or termination may not affect the validity of the then outstanding options, and provided further that the Board may not, without the approval of stockholders (i) increase the maximum number of shares of Class A Common Stock which may be issued pursuant to the provisions of the 1994 Employee Plan, as amended, (ii) change the class of individuals eligible to receive options under the 1994 Employee Plan, as amended, (iii) materially increase the benefits accruing to participants under the 1994 Employee Plan, as amended or (iv) extend the term of the 1994 Employee Plan, as amended.

WITHHOLDING TAXES

        The 1994 Employee Plan, as amended, provides that the Company may deduct from any distribution to an employee an amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld.

FEDERAL INCOME TAX CONSEQUENCES

        The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

INCENTIVE STOCK OPTIONS

        No regular income tax consequences result from the grant of an ISO or the exercise of an ISO by the employee, provided the employee continues to hold the stock acquired on the exercise of an ISO for the requisite holding periods described below. The employee will be taxed only upon the sale or disposition of the stock acquired under an ISO and the gain recognized at that time will be long-term capital gain. The holding period requirements necessary for ISO treatment are as follows: (i) such shares may not be disposed of within two years from the date the ISO is granted and (ii) such shares must be held for at least one year from the date the shares are transferred to the employee upon the exercise of the ISO. In addition, to receive ISO treatment, the option holder generally must be an employee of the Company or a subsidiary of the Company from the date the stock option is granted until three months before the date of exercise.

        If an employee disposes of stock acquired upon exercise of an ISO before expiration of the applicable holding periods, the employee will be taxed at ordinary income tax rates on the date of disposition measured by the lesser of (i) the fair market value of the stock on the date of exercise of the ISO minus the option price or (ii) the amount realized on disposition minus the option price, and the Company will receive a corresponding income tax deduction. In the case of a sale where a loss, if sustained, would be recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

        The amount by which the fair market value of shares of Class A Common Stock received upon exercise of an ISO exceeds the option price constitutes an item of tax preference that may be subject to the alternative minimum tax. If an employee is subject to the alternative minimum tax as a result of the exercise of an ISO, for purposes of calculating the gain on a disposition of the stock solely for purposes of the alternative minimum tax, the amount treated as a preference item will be added to his/her tax basis for the stock. Gain realized by an employee upon the disposition of stock acquired through the exercise of an ISO is taxable in the year of disposition, but such income is not subject to income tax withholding if the requisite holding periods have been satisfied. If either of the holding periods is not satisfied, however, the disposition of the stock may result in taxable income to the employee as additional compensation that is subject to withholding.

NON-QUALIFIED STOCK OPTIONS

        With regard to NQSOs, the employee will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A Common Stock received on the date of exercise. Such income will be subject to withholding. When the employee disposes of shares of Class A Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares of Class A Common Stock on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares of Class A Common Stock. If the amount received upon sale is less than the fair market value of the shares of Class A Common Stock on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares of Class A Common Stock.

        Section 162(m) of the Code generally prohibits the Company from deducting compensation of a "covered employee" to the extent the compensation exceeds $1,000,000 per year. For this purpose, "covered employee" means the chief executive officer of the Company and the four other highest compensated officers of the Company. Certain performance-based compensation (including, under certain circumstances, stock option compensation) will not be subject to, and will be disregarded in applying, the $1,000,000 deduction limitation. It is the Company's intention that options granted under the 1994 Employee Plan, as amended, qualify as "performance-based" compensation under Section 162(m).

RECOMMENDATION AND VOTE

        An affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2004 Amendment.

        The Board of Directors deems Proposal No. 2 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" approval of the 2004 Amendment.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE 1994 NON-EMPLOYEE DIRECTORS STOCK
OPTION PLAN, AS AMENDED, TO EXTEND THE TERMINATION DATE

        The Board of Directors, adopted on January 19, 2004, subject to approval by the stockholders, an amendment and restatement (the "2004 Directors Plan Amendment") to the 1994 Non-Employee Directors Stock Option Plan, as amended (the "Directors Plan"). The 2004 Directors Plan Amendment will extend the termination date, as defined in Article XXIII of the Directors Plan, from January 18, 2004 to January 18, 2009. Currently, because the Directors Plan terminated on January 18, 2004, the Company cannot provide stock option grants under the 1994 Directors Plan to its non-employee directors. Accordingly, the Company has adopted the 2004 Directors Plan Amendment, and seeks stockholder approval for such amendment so that it may continue to grant stock options to its non-employee directors. See Director Compensation for information regarding the options to be granted under the Directors Plan in 2004.

SUMMARY OF THE DIRECTORS PLAN

        The following summary of material features of the Directors Plan, as amended is qualified in its entirety by reference to the full text of the Directors Plan, a copy of which is attached hereto as EXHIBIT 2.

GENERAL

        The Directors Plan, as currently in effect, permits the Company to grant NQSOs to non-employee directors. The Directors Plan covers a maximum of 1,000,000 shares (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares held in the Company's treasury. The Directors Plan provides that options issued thereunder to directors vest on the day following grant. If and to the extent that options granted under the Directors Plan expire or terminate without having been exercised, new options may be granted thereunder with respect to the shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Directors Plan. Adjustments may be made in the number of shares reserved in the Directors Plan, in the option price and in the number of shares subject to outstanding options, or such other adjustments as in the Board's sole determination are equitable in the event of merger, reorganization, consolidation, recapitalization, stock dividend and in the event of certain other changes described in the Directors Plan.

GRANTS

        Under the Directors Plan, each newly elected non-employee director elected to the Board receives options to purchase 12,000 shares (the "Initial Grant"). Also, on the date of each annual meeting of the stockholders of the Company at which directors are elected, each non-employee director re-elected to the Board receives options to purchase 10,000 shares (the "Annual Grants"). The exercise price per share of options granted under the Directors Plan is 100% of the fair market value of the shares subject to such options on the date the options are granted.

        All options granted pursuant to the Directors Plan fully vest on the day following grant.

TERM

        Options granted under the Directors Plan terminate on the earliest to occur of the following: (i) subject to (ii) below, three months after the date on which the optionee ceases to be a director of the Company, unless by death or disability; (ii) one year after the death or disability of the director, if such event occurs while the optionee is a director of the Company and (iii) ten years after the date on which the option was granted.

        Options granted under the plan are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee's lifetime only by the optionee.

ADMINISTRATION

        The Directors Plan is administered by the Board of Directors. The Board has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Directors Plan and any option granted and any agreements, notifications or other documents relating thereto, and to otherwise supervise the administration of the Directors Plan. No member of the Board may participate in any vote by the Board on any matter materially affecting the right of any such member under the Directors Plan.

CHANGE OF CONTROL

        In the event of a "Change of Control," as defined in the Directors Plan, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

AMENDMENT

        The Board of Directors may terminate, suspend or amend the Directors Plan, provided that no amendment shall be made without the approval of the stockholders of the Company, that will (i) increase the maximum number of shares that may be issued under the Directors Plan, (ii) change the class of individuals eligible to receive options under the Directors Plan or (iii) materially increase the benefits accruing to participants under the Directors Plan.

WITHHOLDING TAXES

        The Directors Plan provides that the Company may require a non-employee director to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or distribution of the shares.

FEDERAL INCOME TAX CONSEQUENCES

        The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

NON-QUALIFIED STOCK OPTIONS

        With regard to NQSOs, the director will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise. Such income will be subject to withholding. When the director disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received upon sale is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

RECOMMENDATION AND VOTE

        An affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2004 Directors Plan Amendment.

        The Board of Directors deems Proposal No. 3 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" approval of the 2004 Directors Plan Amendment.

OTHER MATTERS

        Representatives of KPMG LLP, the Company's independent public accountants, are expected to be present at the meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        As of the date of this Proxy Statement, the Board of Directors does not know of any other matters, which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

        All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. The Altman Group may be retained to assist in the solicitation of proxies for a negotiated fee plus reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to their principals.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in the proxy materials for the 2005 Annual Meeting should be addressed to the Company's Secretary, Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received by January 20, 2005. In addition, the Company's By-laws currently require that for business to be properly brought before an annual meeting by a stockholder, regardless of whether included in the Company's proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of the annual meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.

                      By Order of the Board of Directors,

                      Gerard T. Feeney
                       Secretary

                      Wave Systems Corp.
                      Lee, Massachusetts

April 28, 2004

        The Company will provide without charge to each person solicited hereby, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (without exhibits). The Annual Report on Form 10-K is incorporated herein by reference. Requests should be made to Wave Systems Corp., Attention: Mr. Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238.

EXHIBIT 1

WAVE SYSTEMS CORP.

AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN

I.    PURPOSE

        Wave Systems Corp. (the "Company") desires to afford certain directors, officers and other key employees of the Company and its subsidiaries who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company.

        The stock options offered pursuant to this 1994 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

        The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

        The options granted under the Plan may be designated as either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options") but the Company makes no warranty as to the qualification of any option as an Incentive Option.

II.    AMOUNT OF STOCK SUBJECT TO THE PLAN

        The total number of shares of Class A common stock of the Company which may be purchased pursuant to the exercise of options granted under the Plan shall not exceed, in the aggregate, 20,500,000 shares of the authorized Class A common stock, $0.01 par value, per share, of the Company (the "Shares").

        Shares, which may be acquired under the Plan, may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that options granted under the Plan expire or terminate without having been exercised, new options may be granted with respect to the Shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Plan.

III.    ADMINISTRATION

        The Board of Directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than three (3) members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (Rule "16b-3") (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by persons who are members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, all of the members of the Board of Directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation).

        Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the persons to whom options shall be granted, the time when such options shall be granted, the number of Shares which shall be subject to each option, the purchase price of each Share which shall be subject to each option, the period(s)

during which such options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof. Each option granted under the Plan shall be evidenced by an agreement duly executed on behalf of the Company. Each such agreement shall comply with and be subject to the terms and conditions of the Plan. Any such agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, as the case may be.

        Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and options granted thereunder, to amend the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.

        The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

        The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

IV.    ELIGIBILITY

        Options may be granted only to directors, officers and key employees of the Company and its subsidiaries who are not members of the Committee; provided, that no person shall be eligible for any award if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. The term "key employees" shall include executives, supervisors, personnel and consultants and other employees of the Company or a subsidiary of the Company. No employee shall be granted stock options covering more than 500,000 Shares in any fiscal year of the Company (subject to adjustment as provided in Article XI).

        An Incentive Option shall not be granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company (a "10% Shareholder") unless (i) the option price is at least one hundred ten percent (110%) of the fair market value per share (as defined in Article VI) of the stock subject to the option and (ii) the option is not exercisable after the fifth anniversary of the date of grant of the option. In determining stock ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.

V.    MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

        If the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as Non-Qualified Options.

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VI.    OPTION PRICE AND PAYMENT

        The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine but, subject to Article IV above, such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined in good faith by the Board of Directors or the Committee, as the case may be, at the date the option is granted.

        If the Shares are listed on a national securities exchange in the United States on the date any option is granted, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange in the United States on the date next preceding the date upon which the option is granted, but if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange but are reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value per share shall be deemed to be the average of the high and low prices on the date next preceding the date upon which the option is granted as reported by NASDAQ.

        For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

VII.    TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

        The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

        The Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.

        To the extent that an option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

VIII.    EXERCISE OF OPTIONS

  (a)
  Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefore made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.

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    Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the Board of Directors or the Committee, as the case may be, in its discretion, may permit the holder of an option, to the extent permitted by applicable law, to exercise an option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article VI hereof relating to the fair market value of Shares shall apply in all respects.

    Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.

  (b)
  Options granted under the Plan may, in the discretion of the Board of Directors or the Committee, as the case may be, include the right to acquire a reload option (a "Reload Option"). The Reload Option shall give the holder thereof the right to purchase a number of Shares equal to the number of Shares tendered by an optionee in exercising an option, and the number of whole Shares, if any, withheld by the Company as payment for any withholding taxes due. The exercise price of the Reload Option shall equal the fair market value of the Shares on the date of grant of the Reload Option and the term of the Reload Option shall end on the expiration date of the option with respect to which the Reload Option was granted.

IX.    NONTRANSFERABILITY OF OPTIONS

        An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

X.    TERMINATION OF EMPLOYMENT

        Upon termination of employment of any employee with the Company or any subsidiary of the Company any option previously granted to such employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

  (a)
  if the employee shall die while in the employ of the Company or any subsidiary of the Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an option as herein provided, the legal representative of such employee, or such person who

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    acquired such option by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option grant; and

  (b)
  if the employment of any employee to whom such option shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case may be) or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such employee shall have the right to exercise such option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

        In no event, however, shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.

        If an employee's employment terminates for any reason, any option granted hereunder shall, unless otherwise specified by the Board of Directors or the Committee, as the case may be, forthwith terminate with respect to any unexercised portion thereof.

        If an option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

        A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.

XI.    ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

        In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make any adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one employee, the number of Shares and price per Share subject to outstanding options and such other adjustments as shall be equitable to prevent dilution or enlargement of rights under such options, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.

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XII.    CHANGE OF CONTROL

        Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as hereinafter defined) all options then outstanding shall become immediately exercisable as to all Shares remaining unexercised thereunder. For purposes of this Section, a Change in Control is deemed to occur at the time when either (i) any entity, person or group (other than the Company, any subsidiary of the Company or any savings, pension or other benefit plan for the benefit of the employees of the Company or its subsidiaries) which theretofore beneficially owned less than 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, acquires common stock of the Company in a transaction or series of transactions, not previously approved by the Board of Directors, that results in such entity, person or group directly or indirectly owning at least 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, or (ii) the election or appointment, within a twelve (12) month period, of persons to the Board of Directors who are not directors at the beginning of such twelve (12) month period, whose election or appointment was not approved by a majority of those persons who were Board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board of Directors.

XIII.    RIGHT TO TERMINATE EMPLOYMENT

        The Plan shall not impose any obligation on the Company or any subsidiary of the Company to continue the employment of any holder of an option and it shall not impose any obligation on the part of any holder of an option to remain in the employ of the Company or of any subsidiary thereof.

XIV.    PURCHASE FOR INVESTMENT

        Upon the request of the Board of Directors or the Committee, as the case may be, the holder of an option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XV.    ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

        Upon any exercise of an option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the option has been exercised shall be issued by the Company in the name of the person exercising the option and shall be delivered to or upon the order of such person or persons.

        The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an option granted hereunder and may issue such "stop transfer" instructions to its transfer

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agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

        The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states).

        All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVI.    WITHHOLDING TAXES

        The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article XVI or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.

        If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the optionee pursuant to such exercise, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

XVII.    LISTING OF SHARES AND RELATED MATTERS

        If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVIII.    AMENDMENT OF THE PLAN

        The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares which may be issued under the Plan (other

7

than an increase resulting from an adjustment provided for in Article XI), (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and to comply with Rule 16b-3. The rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.

XIX.    TERMINATION OR SUSPENSION OF THE PLAN

        The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date (as hereinafter defined). An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XX.    GOVERNING LAW

        The Plan, such options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXI.    PARTIAL INVALIDITY

        The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXII.    EFFECTIVE DATE

        The Plan shall become effective on the date that the Plan is approved by the Board of Directors (the "Effective Date"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by written consent within twelve (12) months before or after the Effective Date, the Plan and any options granted thereunder shall terminate. The term of the Plan shall end on January 1, 2009 (the "Termination Date").

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EXHIBIT 2

WAVE SYSTEMS CORP.

1994 Non-Employee Directors Stock Option Plan
(as amended)

I.    Purposes

        Under this 1994 Non-Employee Directors Stock Option Plan ("the Plan") of Wave Systems Corp. (the "Company"), options ("Options") shall be granted to directors who are not employees of the Company or any of its subsidiaries ("Non-employee Directors") to purchase shares of the Company's capital stock. The Plan is designed to enable the Company to attract and retain outside directors of the highest caliber and experience and to provide an incentive for such directors to increase their proprietary interest in the Company's long-term success.

II.    Amount of Stock Subject to the Plan

        The total number of shares of common stock of the Company, which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 1,000,000 shares of the authorized common stock, $0.01 par value, per share, of the Company (the "Shares"), subject to adjustment, in accordance with Article XII hereof.

        Shares, which may be acquired under the Plan, may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares covered by such expired or terminated Option, provided that the grant and the terms of such new Options shall, in all respects, comply with the provisions of the Plan.

III.    Administration

        The Plan shall be administered by the Board of Directors of the Company ("the Board"). The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted and any agreements, notifications or other documents relating thereto, and to otherwise supervise the administration of the Plan. No member of the Board shall participate in any vote by the Board on any matter materially affecting the right of any such member under the Plan.

IV.    Eligibility

        Options may be granted only to Non-employee Directors.

V.    Option Agreement

        Each Option granted under the Plan shall be evidenced by an agreement duly executed on behalf of the Company. Each such agreement shall comply with and be subject to the terms and conditions of the Plan. Any such agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board.

VI.    Grants of Options

        Options shall be granted to Non-employee Directors as follows:

  a.
  On the Effective Date (as hereinafter defined) each Non-employee Director then serving on the Board shall be granted an Option to purchase 12,000 Shares (subject to the adjustments provided in Article XII);

  b.
  Each newly elected Non-employee Director elected to the Board shall be granted an Option to purchase 12,000 Shares (subject to the adjustments provided in Article XII). The Options referred to in this paragraph (b) and paragraph (a) above are collectively referred to herein as the "Initial Grants;" and

  c.
  On the date of each annual meeting of the stockholders of the Company at which directors are elected, each Non-employee Director reelected to the Board at such meeting shall be granted (an "Annual Grant") an Option to purchase 10,000 Shares (subject to the adjustments as provided in Article XII).

VII.    Option Price and Payment

        The price per Share under any Option granted hereunder shall be equal to one-hundred percent (100%) of the fair market value of the Shares subject to such Option, on the date the Option is granted.

        If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange in the United States on the date next preceding the date upon which the Option is granted, but if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange but are reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value per Share shall be deemed to be the average of the high and low prices on the date next preceding the date upon which the Option is granted as reported by NASDAQ. If the Shares are not traded publicly, the fair market value of the Shares shall be determined in good faith by the Board.

        For purposes of this Plan, the determination by the Board of the fair market value of a Share shall be conclusive.

VIII.    Limitations on the Right of Exercise

        Options granted pursuant to the Plan shall vest and become exercisable the day following the date of grant.

        To the extent not exercised, options shall continue to be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

IX.    Exercise of Options

        Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased,

2

accompanied by payment therefor made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the Option with respect to the Shares being purchased.

        Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the Board, in its discretion, may permit the holder of an Option, to the extent permitted by applicable law, to exercise an Option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article VII relating to the fair market value of Shares shall apply in all respects.

        Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an Option holder, subject to the requirements of Rule 16b-3 ("Rule 16b-3"), promulgated pursuant to Section 16 (b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Regulation T, federal income tax laws and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby Option shares would be sold on behalf of and at the request of an Option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Option holder wishing to utilize the cashless exercise program.

X.    Nontransferability of Options

        An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XI.    Term of Option

        The Option shall terminate on the earliest to occur of the following:

  a.
  Three months after the date on which the optionee ceases to be a director of the Company (during which period the Option shall be exercisable only to the extent exercisable on the date of termination), unless such director ceases to be a director by reason of death or disability;

  b.
  One year after the death or disability (as described in Section 22 (e) (3) of the Internal Revenue Code of 1986, as amended (the "Code")), if such event occurs while the Optionee is a director of the Company (during which period the Option shall be exercisable only to the extent exercisable on the date of death or disability), and

  c.
  Ten years after the date on which the Option was granted.

        In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

        If an Option granted hereunder shall be exercised by the legal representative of a deceased Non-employee Director or former Non-employee Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Non-employee Director

3

or former Non-employee Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

XII.    Adjustment of Shares; Effect of Certain Transactions

        In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company, the Board shall make any adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the number of Shares and price per Share subject to outstanding Options and such other adjustments as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board as to these matters shall be conclusive.

XIII.    Change of Control

        Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as hereinafter defined) all Options then outstanding shall become immediately exercisable as to all Shares remaining unexercised thereunder. For purposes of this Section, a Change of Control is deemed to occur at the time when either (i) any entity, person or group (other than the Company, any subsidiary of the Company or any savings, pension or other benefit plan for the benefit of the employees of the Company or its subsidiaries) which theretofore beneficially owned less than 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, acquires common stock of the Company in a transaction or series of transactions, not previously approved by the Board, that results in such entity, person or group directly or indirectly owning at least 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, or (ii) the election or appointment, within a twelve (12)-month period, of persons to the Board who are not directors at the beginning of such twelve (12)-month period, whose election or appointment was not approved by a majority of those persons who were board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board.

XIV.    Withholding Taxes

        The Company may require a Non-employee Director exercising an Option to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Non-employee Director upon such terms and conditions as the Board shall prescribe. Notwithstanding the foregoing, the Board, by the adoption of rules or otherwise, may modify the provisions of this Article XIV or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16 (b) of the Exchange Act.

XV.    Purchase for Investment

        The Board may require the holder of an Option granted hereunder, upon any exercise thereof, to execute and deliver to the Company, a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder of such holder's own account, for investment only and not with a view to the resale or distribution thereof.

4

XVI.    Issuance of Certificates; Legends; Payment of Expenses

        Upon any exercise of an Option, which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the Option has been exercised shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person or persons.

        The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.

XVII.    Listing of Shares and Related Matters

        If at any time, the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

XVIII.    Amendment of the Plan

        The Board may, from time to time, amend the Plan, provided, however, that to the extent required pursuant to Rule 16b-3 no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) modify the provisions of the Plan relating to eligibility, or (iii) materially increase the benefits accruing to participants under the Plan. In addition, to the extent prohibited by Rule 16b-3 (c) (2) (ii) (B) of the Exchange Act, if such provision is then applicable to the Plan, the Plan may not be amended more than once every six months other than to conform with changes in the Code or the rules and regulations promulgated thereunder.

XIX.    Termination or Suspension of the Plan

        The Board may, at any time, suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board, shall terminate at the close of business on the Termination Date (as hereinafter defined). An Option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Board to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XX.    Governing Law

        The Plan, such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

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XXI.    Partial Invalidity

        The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXII.    General

  A.
  Participant's or Successor's Rights as Stockholder

    Neither the recipient of an Option under the Plan nor the optionee's successor(s) in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an Option granted to such person until such person becomes a holder of record of such Shares.

  B.
  Limitation as to Directorship

    Neither the Plan nor the granting of an Option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an optionee has a right to continue as a director for any period of time or at any particular rate of compensation.

XXIII.    Effective Date

        The Plan shall become effective January 18, 1994, (the "Effective Date"); provided, however, that if the Plan is not approved by a vote of stockholders of the Company at an annual meeting or any special meeting or by written consent within twelve (12) months before or after the Effective Date, the Plan and any Options granted thereunder shall terminate. The term of the Plan shall end on January 18, 2009 (the "Termination Date").

XXIV.    Compliance with Rule 16-b3

        It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 and that Plan participants remain disinterested persons ("disinterested persons") for purposes of administering other employee benefit plans of the Company and having such other plans be exempt from Section 16 (b) of the Exchange Act. Therefore, if any Plan provision is later found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify Plan participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

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WAVE SYSTEMS CORP.

PROXY
For the 2004 Annual Meeting of the Stockholders of Wave Systems Corp.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Gerard T. Feeney, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the 2004 Annual Meeting of the Company to be held at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York on Monday, June 21, 2004, commencing at 4 p.m., and at any adjournments thereof with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies given by the undersigned with respect to the shares covered hereby.

(Continued and to be signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

2004 Annual Meeting of Stockholders
WAVE SYSTEMS CORP.

June 21, 2004

Please Detach and mail in the Envelope Provided

The Board of Directors recommends a vote FOR the proposal listed below. Please mark your vote with an "X", as in this example: ☒

1.
Election of Directors:

☐
FOR all nominees listed: John E. Bagalay, Jr., Nolan Bushnell, George Gilder, John E. McConnaughy, Jr. and Steven Sprague except vote withheld from following nominees listed in space below (if any):

☐
VOTE WITHHELD FOR all nominees

☐
ABSTAIN

2.
To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 15,500,000 to 20,500,000.

☐
FOR

☐
AGAINST

☐
ABSTAIN

3.
To ratify the action of the Board of Directors in amending the 1994 Non-Employee Directors Stock Option Plan, as amended to extend the termination date thereof from January 18, 2004 to January 18, 2009.

☐
FOR

☐
AGAINST

☐
ABSTAIN

4.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE ☐ AND NOTE AT LEFT

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted FOR Proposal 1.

Dated: , 2004
Signature

NOTE: This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 15,500,000 TO 20,500,000
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE 1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN, AS AMENDED, TO EXTEND THE TERMINATION DATE
OTHER MATTERS
STOCKHOLDER PROPOSALS
WAVE SYSTEMS CORP. AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN
WAVE SYSTEMS CORP. 1994 Non-Employee Directors Stock Option Plan (as amended)